UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 11, 2008

SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 656-3333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Amendments to Material Definitive Agreements

On February 12, 2008, SYNNEX Corporation (the “Company”) entered into Amendment No. 4 (“Amendment No. 4”) to its Second Amended and Restated Receivables Sale and Servicing Agreement (the “Sale Agreement”) and Second Amended and Restated Receivables Funding and Administration Agreement (the “Funding Agreement”), with retroactive effect from February 11, 2008, by and among the Company, SIT Funding Corporation, Sumitomo Mitsui Banking Corporation, Manhattan Asset Funding Company LLC and General Electric Capital Corporation. Amendment No. 4 provides, among other things, that the Company receive an incremental commitment of $50,000,000, subject to various conditions.

On February 12, 2008, the Company also entered into Amendment No. 8 (“Amendment No. 8”) to its Second Amended and Restated Credit Agreement, with retroactive effect from February 11, 2008, by and among the Company, General Electric Capital Corporation, Bank of America, N.A. and Sumitomo Mitsui Banking Corporation. Amendment No. 8 provides, among other things, that the Company receive an incremental commitment of $50,000,000, subject to various conditions.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 4, effective as of February 11, 2008, to Second Amended and Restated Receivables Sale and Servicing Agreement and Second Amended and Restated Receivables Funding and Administration Agreement, by and among the Company, SIT Funding Corporation, Sumitomo Mitsui Banking Corporation, Manhattan Asset Funding Company LLC and General Electric Capital Corporation.

10.2	Amendment No. 8, effective as of February 11, 2008, to Second Amended and Restated Credit Agreement, 2008, by and among the Company, General Electric Capital Corporation, Bank of America, N.A. and Sumitomo Mitsui Banking Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2008

SYNNEX CORPORATION

By:	/s/ Simon Y. Leung
Simon Y. Leung
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 4, effective as of February 11, 2008, to Second Amended and Restated Receivables Sale and Servicing Agreement and Second Amended and Restated Receivables Funding and Administration Agreement, by and among the Company, SIT Funding Corporation, Sumitomo Mitsui Banking Corporation, Manhattan Asset Funding Company LLC and General Electric Capital Corporation.

10.2	Amendment No. 8, effective as of February 11, 2008, to Second Amended and Restated Credit Agreement, 2008, by and among the Company, General Electric Capital Corporation, Bank of America, N.A. and Sumitomo Mitsui Banking Corporation.

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